FIRST QUARTER 2016 EARNINGS CONFERENCE CALL April 22, 2016

Overview – First Quarter 2016 Page 2 See reconciliations of organic revenue change on page 16 and diluted EPS on page 18. • Organic revenue growth was 6.7%, 3.9% as reported  U.S. organic growth was 8.3%  International organic growth was 4.3% • Operating income was $21 million, an improvement from operating income of $8 million a year ago, in seasonally small Q1 • Operating margin was 1.2%, an improvement of 70 basis points • Diluted EPS was $0.01, and was break-even as adjusted for below- the-line items

2016 2015 Revenue 1,742.0$ 1,676.0$ Salaries and Related Expenses 1,270.9 1,215.2 Off ice and General Expenses 450.2 453.0 Operating Income 20.9 7.8 Interest Expense (22.6) (20.9) Interest Income 5.8 7.2 Other (Expense) Income, net (17.1) 0.3 Loss Before Income Taxes (13.0) (5.6) Benefit of Income Taxes (15.6) (1.4) Equity in Net Income of Unconsolidated Aff iliates 0.1 - Net Income (Loss) 2.7 (4.2) Net Loss Attributable to Noncontrolling Interests 2.7 2.4 5.4$ (1.8)$ Earnings (Loss) per Share Available to IPG Common Stockholders Basic 0.01$ 0.00$ Diluted 0.01$ 0.00$ Weighted-Average Number of Common Shares Outstanding Basic 400.6 411.1 Diluted 409.3 411.1 Dividends Declared per Common Share 0.15$ 0.12$ Three Months Ended March 31, Net Income (Loss) Available to IPG Common Stockholders Operating Performance (Amounts in Millions, except per share amounts) Page 3

$ % Change March 31, 2015 1,676.0$ Total change 66.0 3.9% Foreign currency (51.9) (3.1%) Net acquisitions/(divestitures) 5.5 0.3% Organic 112.4 6.7% March 31, 2016 1,742.0$ Three Months Ended 2016 2015 Total Organic IAN 1,401.6$ 1,345.1$ 4.2% 7.6% CMG 340.4$ 330.9$ 2.9% 3.2% Change Three Months Ended March 31, Revenue ($ in Millions) Page 4 See reconciliation of segment organic revenue change on page 16. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), MullenLowe Group, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

Total Organic United States 8.7% 8.3% International (3.2%) 4.3% United Kingdom 0.4% 3.5% Continental Europe (4.8%) 1.7% Asia Pacific (3.0%) 2.7% Latin America (15.7%) 11.6% All Other Markets 3.8% 7.4% Worldwide 3.9% 6.7% Three Months Ended March 31, 2016 Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliation of organic revenue change on page 16.

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 2.8% 5.5% 6.1% 6.3% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Organic Revenue Growth Page 6 See reconciliation on page 17. Trailing Twelve Months Q1-16

Salaries & Related 2016 2015 $ Total Organic Three Months Ended March 31, 1,270.9$ 1,215.2$ 55.7$ 4.6% 7.6% % of Revenue 73.0% 72.5% Three months severance 23.8$ 17.3$ 6.5$ 37.6% % of Revenue 1.4% 1.0% Office & General 2016 2015 $ Total Organic Three Months Ended March 31, 450.2$ 453.0$ (2.8)$ (0.6%) 2.7% % of Revenue 25.8% 27.0% Three months occupancy expense (ex-D&A) 126.1$ 121.7$ 4.4$ 3.6% % of Revenue 7.2% 7.3% Change Change Operating Expenses ($ in Millions) Page 7 See reconciliation of organic measures on page 16.

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 10.5% 11.5% 11.5% 9.3% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Operating Margin Page 8 Trailing Twelve Months Q1-16 For the twelve months ended December 31, 2013, reported operating income of $598.3 includes our Q4 2013 restructuring charge of $60.6. Excluding this charge, adjusted operating income was $658.9, and adjusted operating margin is represented in green. ($ in Millions)

(3) During Q1 2016, we early adopted Financial Accounting Standards Board Accounting Standards Update 2016-09, which requires all excess tax benefits and tax deficiencies on employee share-based payment accounting to be recognized in earnings instead of as additional paid-in capital, on a prospective basis. Adjusted Diluted Earnings Per Share Page 9 (Amounts in Millions, except per share amounts) See full reconciliation of adjusted diluted earnings per share on page 18. As Reported Losses on Sales of Businesses Valuation Allowance Reversals Adoption of ASU 2016-09 Adjusted Results (Loss) Income Before Income Taxes (13.0)$ (16.3)$ 3.3$ Benefit of (Provision for) Income Taxes 15.6 0.4 12.2$ 7.5$ (4.5) Diluted EPS Components: Net Income Available to IPG Common Stockholders 5.4$ (15.9)$ 12.2$ 7.5$ 1.6$ Weighted-Average Number of Common Shares Outstanding 409.3 1.4 407.9 Earnings Per Share Available to IPG Common Stockholders 0.01$ (0.04)$ 0.03$ 0.02$ 0.00$ Three Months Ended March 31, 2016 (1) (3) (1) During Q1 2016, we recorded losses on sales of businesses in our international markets, primarily in Continental Europe. This amount includes losses on completed dispositions and the classification of certain assets as held for sale. (2) During Q1 2016, we recorded valuation allowance reversals as a consequence of the classification of certain assets as held for sale in Continental Europe. (2)

March 31, December 31, March 31, 2016 2015 2015 CURRENT ASSETS: Cash and cash equivalents 673.4$ 1,502.9$ 734.3$ Marketable securities 6.9 6.8 6.9 Accounts receivable, net 3,718.9 4,361.0 3,781.4 Expenditures billable to clients 1,774.2 1,594.4 1,497.8 Other current assets 312.6 228.0 367.1 Total current assets 6,486.0$ 7,693.1$ 6,387.5$ CURRENT LIABILITIES: Accounts payable 5,785.1$ 6,672.0$ 5,468.5$ Accrued liabilities 620.6 760.3 618.7 Short-term borrowings 131.7 150.1 135.7 Current portion of long-term debt 2.0 1.9 2.0 Total current liabilities 6,539.4$ 7,584.3$ 6,224.9$ Balance Sheet – Current Portion ($ in Millions) Page 10

2016 2015 NET INCOME (LOSS) 3$ (4)$ OPERATING ACTIVITIES Depreciation & amortization 63 57 Deferred taxes (28) (32) Non-cash loss on sales of businesses 16 - Other non-cash items 28 13 Change in working capital, net (690) (785) Change in other non-current assets & liabilities (41) (30) Net cash used in Operating Activities (649) (781) INVESTING ACTIVITIES Capital expenditures (27) (20) Acquisitions, net of cash acquired (27) - Other investing activites (5) - Net cash used in Investing Activities (59) (20) FINANCING ACTIVITIES Common stock dividends (60) (49) Repurchase of common stock (54) (51) Net (decrease) increase in short-term bank borrowings (25) 34 Tax payments for employee shares withheld (19) (16) Distributions to noncontrolling interests (4) (1) Acquisition-related payments - (2) Excess tax benefit from share-based payment arrangements - 9 Exercise of stock options 4 9 Net cash used in Financing Activities (158) (67) Currency Effect 37 (58) Decrease in Cash & S/T Marketable Securities (829)$ (926)$ Three Months Ended March 31, (1) As part of the adoption of FASB ASU 2016-09, we have reclassified the tax payments for employee shares withheld balance into Financing Activities in both periods presented. This amount was previously included in Change in working capital, net in Operating Activities. Additionally, the excess tax benefit from share-based payment arrangements amount is now reflected within Net Income for Q1 2016, as prospective adoption was required. Cash Flow ($ in Millions) Page 11 (1) (1)

$2,325 $2,102 $1,923 $1,719 $1,756 $1,644 $1,654 $1,722 $1,762 $1,744 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 3/31/2016 $2,431 (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013. Total Debt (1) ($ in Millions) Page 12 (2)

Summary Page 13 • Q1 a solid start on FY-16 performance objectives • Sustained traction from key strategic initiatives  Quality of our agency offerings, creative talent, embedded digital, and “open architecture” solutions  Performance in high-growth disciplines and largest regions  Effective expense management • Focus is on continued growth and margin improvement • Financial strength continues to be a source of value creation  Raised dividend and authorized new share repurchase program (as previously announced in February)

Appendix

Q1 Q2 Q3 Q4 YTD 2016 Depreciation and amortization of fixed assets and intangible assets 38.0$ 38.0$ Amortization of restricted stock and other non-cash compensation 23.1 23.1 Net amortization of bond discounts and deferred financing costs 1.4 1.4 Q1 Q2 Q3 Q4 FY 2015 Depreciation and amortization of fixed assets and intangible assets 38.7$ 39.5$ 38.1$ 40.7$ 157.0$ Amortization of restricted stock and other non-cash compensation 16.8 16.4 16.5 20.6 70.3 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.6 5.8 2015 2016 Depreciation and Amortization ($ in Millions) Page 15

Three Months Ended March 31, 2015 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended March 31, 2016 Organic Total Segment Revenue IAN 1,345.1$ (44.2)$ (1.2)$ 101.9$ 1,401.6$ 7.6% 4.2% CMG 330.9 (7.7) 6.7 10.5 340.4 3.2% 2.9% Total 1,676.0$ (51.9)$ 5.5$ 112.4$ 1,742.0$ 6.7% 3.9% Geographic United States 1,003.8$ -$ 3.7$ 83.7$ 1,091.2$ 8.3% 8.7% International 672.2 (51.9) 1.8 28.7 650.8 4.3% (3.2%) United Kingdom 164.9 (9.3) 4.3 5.7 165.6 3.5% 0.4% Continental Europe 155.1 (6.2) (3.9) 2.6 147.6 1.7% (4.8%) Asia Pacific 187.8 (10.9) 0.2 5.0 182.1 2.7% (3.0%) Latin America 77.5 (18.7) (2.5) 9.0 65.3 11.6% (15.7%) All Other Markets 86.9 (6.8) 3.7 6.4 90.2 7.4% 3.8% Worldwide 1,676.0$ (51.9)$ 5.5$ 112.4$ 1,742.0$ 6.7% 3.9% Expenses Salaries & Related 1,215.2$ (38.1)$ 1.5$ 92.3$ 1,270.9$ 7.6% 4.6% Office & General 453.0 (15.6) 0.4 12.4 450.2 2.7% (0.6%) Total 1,668.2$ (53.7)$ 1.9$ 104.7$ 1,721.1$ 6.3% 3.2% Organic Components of Change Change Reconciliation of Organic Measures ($ in Millions) Page 16

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0
9/30/14	7,062.9	(53.5)	74.3	369.0	7,452.7
12/31/14	7,122.3	(75.5)	95.3	395.0	7,537.1
3/31/15	7,216.8	(125.7)	98.4	386.1	7,575.6
6/30/15	7,312.0	(223.5)	85.3	426.5	7,600.3
9/30/15	7,452.7	(336.2)	58.3	449.9	7,624.7
12/31/15	7,537.1	(408.5)	23.7	461.5	7,613.8
3/31/16	7,575.6	(388.5)	11.9	480.8	7,679.8

Page 17

($ in Millions)

(1) The following table reconciles our reported results to our adjusted non-GAAP results that excludes the losses on sales of businesses in our international markets, primarily in Continental Europe, valuation allowance reversals as a result of the classification of certain assets as held for sale, and the effect of the adoption of ASU 2016-09. The losses on sales of businesses amount includes losses on completed dispositions and the classification of certain assets as held for sale during the first quarter of 2016. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. Reconciliation of Adjusted Results (1) (Amounts in Millions, except per share amounts) Page 18 As Reported Losses on Sales of Businesses Valuation Allowance Reversals Adoption of ASU 2016-09 Adjusted Results (Loss) Income Before Income Taxes (13.0)$ (16.3)$ 3.3$ Benefit of (Provision for) Income Taxes 15.6 0.4 12.2$ 7.5$ (4.5) Equity in Net Income of Unconsolidated Aff iliates 0.1 0.1 Net Loss Attributable to Noncontrolling Interests 2.7 2.7 5.4$ (15.9)$ 12.2$ 7.5$ 1.6$ Weighted-Average Number of Common Shares Outstanding - Basic 400.6 400.6 Add: Effect of Dilutive Securities Restricted Stock, Stock Options and Other Equity Aw ards 8.7 1.4 7.3 Weighted-Average Number of Common Shares Outstanding - Diluted 409.3 1.4 407.9 Earnings Per Share Available to IPG Common Stockholders - Basic 0.01$ (0.04)$ 0.03$ 0.02$ 0.00$ Earnings Per Share Available to IPG Common Stockholders - Diluted 0.01$ (0.04)$ 0.03$ 0.02$ 0.00$ Three Months Ended March 31, 2016 Net lncome Available to IPG Common Stockholders - Basic and Diluted

Metrics Update

SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric Metrics Update Page 20

64.0% 63.8% 64.0% 60.0% 62.0% 64.0% 66.0% 3/31/2015 12/31/2015 3/31/2016 % of Revenue, Trailing Twelve Months Salaries & Related Expenses Page 21

2016 2015 Salaries & Related Expenses (% of Revenue) Page 22 Three Months Ended March 31 “All Other Salaries & Related,” not shown, was 3.4% and 3.2% for the three months ended March 31, 2016 and 2015, respectively. 1.4% 1.0% 0.0% 1.0% 2.0% 3.0% Severance Expense 4.0% 3.9% 0.0% 2.0% 4.0% 6.0% Temporary Help 4.6% 3.9% 0.0% 2.0% 4.0% 6.0% Incentive Expense 59.6% 60.5% 50.0% 55.0% 60.0% 65.0% Base, Benefits & Tax

25.4% 24.7% 24.5% 21.0% 23.0% 25.0% 27.0% 3/31/2015 12/31/2015 3/31/2016 % of Revenue, Trailing Twelve Months Office & General Expenses Page 23

1.8% 1.7% 0.0% 1.0% 2.0% 3.0% Professional Fees 7.2% 7.3% 4.0% 6.0% 8.0% 10.0% Occupancy Expense (ex-D&A) 13.4% 14.4% 10.0% 12.0% 14.0% 16.0% All Other O&G 3.4% 3.6% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom 2016 2015 Office & General Expenses (% of Revenue) Page 24 Three Months Ended March 31 “All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, adjustments for contingent acquisition obligations, foreign currency (gains) losses, restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses.

$741 $856 $881 $1,510 $680 $983 $983 $984 $996 $996 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 3/31/2015 6/30/2015 9/30/2015 12/31/2015 3/31/2016 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 25 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility

Last Twelve Months Ending March 31, 2016 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 18.83x II. Leverage Ratio (not greater than): 3.50x Actual Leverage Ratio: 1.56x Interest Coverage Ratio - Interest Expense Reconciliation Last Twelve Months Ending March 31, 2016 Interest Expense: $87.5 - Interest income 21.4 - Other 6.7 Net interest expense : $59.4 EBITDA Reconciliation Last Twelve Months Ending March 31, 2016 Operating Income: $885.0 + Depreciation and amortization 232.9 + Other non-cash charges 0.5 EBITDA : $1,118.4 Covenants (1) Calculated as defined in the Credit Agreement. $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 26 (1) (1)

Cautionary Statement Page 27 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.